EXHIBIT 10.24.3

MCI WORLDCOM NETWORK SERVICES, INC.

AMENDMENT NO, 15

This Amendment No. 15 (the “Amendment No, 15”) Is made this 26 day of November, 2002. by and between AmeriVision Communications, Inc. (“Customer”) and MCI WORLDCOM Network Services, Inc. (“MCI”), to those certain Amended end Restated Program Enrollment Terms (the “Amended PET”), to that certain Telecommunications Services Agreement more particularly described as TSA # AVI - 990301 (the “TSA”), made by and between Customer and MCI WORLDCOM Network Services, Inc. (successor-In-Interest to WorldCom Network Services, Inc.) dated April 20. 1999, including all prior applicable amendments (collectively, the “Prior Amendments”). in the event of any conflict between the terms of the TSA, tie Amended PET, any Prior Amendment or any applicable Attachment and the terms of this Amendment No. 16, the terms of this Amendment No. 16 shall control. The TSA along with the Amended PET, the Prior Amendments, all applicable Attachment(s), and this Amendment No. 15 shall collectively be referred to as the “Agreement”. Capitalized terms not defined herein shall have the meaning ascribed to them in other documents referenced herein. All references to “MCI WorldCom” In the Agreement including any, amendments, attachments, schedules or exhibits thereto, will be deemed to refer to “MCI”. This Amendment No. 15 does not constitute the assumption of the Agreement as that term is used under applicable bankruptcy law.

In consideration of good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1.     SERVICE INTERCONNECTIONS; MINIMUM MONTHLY USAGE. Notwithstanding anything to the contrary contained In the Agreement, commencing with the first (1st) day of the month following the data this Amendment No. 15 has been fully executed by both parties and delivered to Customer, Customer’s Minimum Monthly Usage (as described in Subsection 4(F) of the Amended PET) shall be of not less than an average of * per calendar month/billng period.

2.     OTHER TERMS AND CONDITIONS. Except as specifically amended or modified herein, the terms and conditions of the Agreement will remain in full force and effect throughout the Service Term and any extensions thereof.

IN WITNESS WHEREOF, the parties have entered into this Amendment No. 15 on the date first written above.

AMERIVISION	MCI WORLDCOM NETWORK
COMMUNICATIONS, INC.	SERVICES, INC.

By: /s/ Sean Riddle

By: /s/ Robert Brejcha

(Signature)	(Signature)

Sean Riddle

Robert Brejcha

(Print Name)	(Print Name)

Manager of Network Engineering	Vice President
(Title)	(Title)

12-10-02	12-10-02
(Date)	(Date)

MCI WORLDCOM NETWORK SERVICES, INC.

AMENDMENT NO. 16

This Amendment No. 16 (the “Amendment No. 16”) is made this 17 day of January, 2003, by and between AmeriVision Communications, Inc. (“Customer”) and MCI WORLDCOM Network Services, Inc. (“MCI”), to those certain Amended and Restated Program Enrollment Terms (the “Amended PET”), to that certain Telecommunications Services Agreement more particularly described as TSA # AVI - 990301 (the “TSA”), made by and between Customer and MCI WORLDCOM Network Services, Inc. (successor-in-interest to WorldCom Network Services, Inc.) dated April 20, 1999, including all prior applicable amendments (collectively, the “Prior Amendments”). In the event of any conflict between the terms of the TSA, the Amended PET, any Prior Amendment or any applicable Attachment and the terms of this Amendment No. 16, the terms of this Amendment No. 16 shall control. The TSA along with the Amended PET, the Prior Amendments, all applicable Attachment(s), and this Amendment No. 16 shall collectively be referred to as the “Agreement”. Capitalized terms not defined herein shall have the meaning ascribed to them in other documents referenced herein. All references to “MCI WorldCom” in the Agreement including any, amendments, attachments, schedules or exhibits thereto, will be deemed to refer to “MCI”. This Amendment No. 16 does not constitute the assumption of the Agreement as that term is used under applicable bankruptcy law.

In consideration of good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1.                                       SPECIAL DISCOUNTS. Notwithstanding anything to the contrary contained in the Agreement or the Attachment for ACCESS BASED BILLING CARRIER ORIGINATION Service, the Attachment for ACCESS BASED BILLING SWITCHLESS/END USER DEDICATED Services, the Attachment for ACCESS BASED BILLING CARRIER TERMINATION Service (collectively, the “ABB Attachments”), commencing as of January 1, 2003, Customer’s discount percentage, with respect to INTERSTATE and INTERSTATE EXTENDED DOMESTIC Locations only, for ACCESS BASED BILLING CARRIER ORIGINATION Service. ACCESS BASED BILLING SWITCHLESSIEND USER DEDICATED Services, and ACCESS BASED BILLING CARRIER TERMINATION Service will be determined under the Discount Schedule shown below based on Customer’s actual Monthly Revenue for such month and will not be subject to the applicable discount percentage set forth in the Agreement or the ABB Attachments. Commencing as of January 1, 2003, and continuing throughout the Service Term, Customer will automatically receive the next higher (or lower) Discount when Customers eligible Monthly Revenue (as defined in the PET) reaches the next higher level (or falls to the next lower level). All other discounts for all other services will be as set forth in the Agreement.

MONTHLY REVENUE	DISCOUNT
*	*
*	*
*	*
*	*

2.                                       CUSTOMER’S TOTAL MINIMUM REVENUE COMMETMENT; FIVE PERCENT ADDITION. As of January 1, 2003. the parties agree to delete Subsection 18(D) of the Amended PET in its entirety.

3.                                       OTHER TERMS AND CONDITIONS. Except as specifically amended or modified herein, the terms and conditions of the Agreement will remain in full force and effect throughout the Service Term and any extensions thereof.

IN WITNESS WHEREOF, the parties have entered into this Agreement No. 16 on the date first written above.

AMERIVISION
COMMUNICATIONS, INC,	MCI WORLDCOM NETWORK SERVICES, INC.

By: /s/Jeff Cato	By: /s/ Robert Brejcha
(Signature)	(Signature)

Jeff Cato	Robert Brejcha
(Print Name)	(Print Name)

Director of Operations/Business Development	Vice President
(Title)	(Title)

1-17-03	1-17-03
(Date)	(Date)